Exhibit 99.1

Aon Corporation

Consolidated Summary of Operations - Reclassified for Discontinued Operations

	2005
(millions except per share data)	1st Quarter	2nd Quarter	Six Months
Revenue
Brokerage commissions and fees	$1,676	$1,666	$3,342
Premiums and other	698	718	1,416
Investment income	92	74	166
Total revenue	2,466	2,458	4,924

Expenses
General expenses	1,661	1,713	3,374
Benefits to policyholders	393	381	774
Depreciation & Amortization	67	62	129
Interest expense	34	31	65
Provision for New York and other state settlements	1	2	3
Total expenses	2,156	2,189	4,345

Income from continuing operations before provision for income tax	310	269	579
Provision for income tax	112	90	202
Income from continuing operations	198	179	377

Discontinued operations
Income from discontinued operations	3	20	23
Income tax provision	1	8	9
Income from discontinued operations, net of tax	2	12	14

Net income	$200	$191	$391
Preferred stock dividends	(1)	—	(1)
Net income available for common stockholders	$199	$191	$390

Basic net income per share:
Income from continuing operations	$0.61	$0.55	$1.17
Discontinued operations	0.01	0.04	0.04
Net income	$0.62	$0.59	$1.21

Dilutive net income per share:
Income from continuing operations	$0.58	$0.53	$1.12
Discontinued operations	0.01	0.04	0.04
Net income	$0.59	$0.57	$1.16

Dilutive average common and common equivalent shares outstanding	337.1	338.5	337.8

	2004
(millions except per share data)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Brokerage commissions and fees	$1,741	$1,693	$1,603	$1,797	$6,834
Premiums and other	692	716	693	687	2,788
Investment income	80	69	51	122	322
Total revenue	2,513	2,478	2,347	2,606	9,944

Expenses
General expenses	1,727	1,709	1,684	1,858	6,978
Benefits to policyholders	383	392	379	362	1,516
Depreciation & Amortization	69	82	77	75	303
Interest expense	34	35	32	35	136
Provision for New York and other state settlements	—	—	—	180	180
Total expenses	2,213	2,218	2,172	2,510	9,113

Income from continuing operations before provision for income tax	300	260	175	96	831
Provision for income tax	108	93	62	20	283
Income from continuing operations	192	167	113	76	548

Discontinued operations
Income (loss) from discontinued operations	(28)	12	12	10	6
Income tax provision (benefit)	(6)	6	3	5	8
Income (loss) from discontinued operations, net of tax	(22)	6	9	5	(2)

Net income	$170	$173	$122	$81	546
Preferred stock dividends	(1)	—	(1)	(1)	(3)
Net income available for common stockholders	$169	$173	$121	$80	543

Basic net income per share:
Income from continuing operations	$0.60	$0.52	$0.35	$0.23	$1.71
Discontinued operations	(0.07)	0.02	0.03	0.02	(0.01)
Net income	$0.53	$0.54	$0.38	$0.25	$1.70

Dilutive net income per share:
Income from continuing operations	$0.58	$0.50	$0.33	$0.23	$1.64
Discontinued operations	(0.07)	0.02	0.03	0.01	(0.01)
Net income	$0.51	$0.52	$0.36	$0.24	$1.63

Dilutive average common and common equivalent shares outstanding	335.3	337.1	337.4	336.4	336.6

	2003
(millions except per share data)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Brokerage commissions and fees	$1,602	$1,620	$1,577	$1,757	$6,556
Premiums and other	632	635	673	669	2,609
Investment income	79	89	56	87	311
Total revenue	2,313	2,344	2,306	2,513	9,476

Expenses
General expenses	1,565	1,661	1,618	1,733	6,577
Benefits to policyholders	345	325	367	390	1,427
Depreciation & Amortization	66	77	80	84	307
Interest expense	28	27	24	22	101
Unusual charges (credits) - World Trade Center	37	9	—	(60)	(14)
Total expenses	2,041	2,099	2,089	2,169	8,398

Income from continuing operations before provision for income tax and minority interest	272	245	217	344	1,078
Provision for income tax	101	90	80	127	398
Income from continuing operations before minority interest	171	155	137	217	680
Minority interest - 8.205% trust preferred capital securities	(9)	(9)	(9)	(9)	(36)
Income from continuing operations	162	146	128	208	644

Discontinued operations
Income (loss) from discontinued operations	(16)	—	(19)	12	(23)
Income tax provision (benefit)	(6)	—	(6)	5	(7)
Income (loss) from discontinued operations, net of tax	(10)	—	(13)	7	(16)

Net income	$152	$146	$115	$215	$628
Preferred stock dividends	(1)	—	(1)	(1)	(3)
Net income available for common stockholders	$151	$146	$114	$214	$625

Basic net income per share:
Income from continuing operations	$0.51	$0.46	$0.40	$0.65	$2.02
Discontinued operations	(0.03)	—	(0.04)	0.02	(0.05)
Net income	$0.48	$0.46	$0.36	$0.67	$1.97

Dilutive net income per share:
Income from continuing operations	$0.49	$0.45	$0.39	$0.63	$1.95
Discontinued operations	(0.03)	—	(0.04)	0.02	(0.05)
Net income	$0.46	$0.45	$0.35	$0.65	$1.90

Dilutive average common and common equivalent shares outstanding	329.2	332.2	332.6	333.3	331.8

	2002
(millions except per share data)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Brokerage commissions and fees	$1,373	$1,421	$1,466	$1,602	$5,862
Premiums and other	535	638	607	588	2,368
Investment income (loss)	108	(27)	86	83	250
Total revenue	2,016	2,032	2,159	2,273	8,480

Expenses
General expenses	1,343	1,541	1,527	1,555	5,966
Benefits to policyholders	314	391	350	320	1,375
Depreciation & Amortization	57	66	59	72	254
Interest expense	29	30	32	33	124
Unusual credits - World Trade Center	—	—	(18)	(11)	(29)
Total expenses	1,743	2,028	1,950	1,969	7,690

Income from continuing operations before provision for income tax and minority interest	273	4	209	304	790
Provision for income tax	101	1	76	112	290
Income from continuing operations before minority interest	172	3	133	192	500
Minority interest - 8.205% trust preferred capital securities	(10)	(10)	(10)	(4)	(34)
Income from continuing operations	162	(7)	123	188	466

Discontinued operations
Income (loss) from discontinued operations	(2)	12	8	(15)	3
Income tax provision (benefit)	—	5	3	(5)	3
Income (loss) from discontinued operations, net of tax	(2)	7	5	(10)	—

Net income	$160	$—	$128	$178	$466
Preferred stock dividends	(1)	—	(1)	(1)	(3)
Net income available for common stockholders	$159	$—	$127	$177	$463

Basic net income per share:
Income from continuing operations	$0.59	$(0.03)	$0.44	$0.62	$1.65
Discontinued operations	(0.01)	0.03	0.02	(0.03)	—
Net income	$0.58	$—	$0.46	$0.59	$1.65

Dilutive net income per share:
Income from continuing operations	$0.58	$(0.03)	$0.44	$0.62	$1.64
Discontinued operations	(0.01)	0.03	0.02	(0.03)	—
Net income	$0.57	$—	$0.46	$0.59	$1.64

Dilutive average common and common equivalent shares outstanding	276.6	278.0	277.1	299.0	282.6

	2001
(millions except per share data)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Brokerage commissions and fees	$1,235	$1,287	$1,237	$1,442	$5,201
Premiums and other	508	492	510	517	2,027
Investment income	20	77	104	6	207
Total revenue	1,763	1,856	1,851	1,965	7,435

Expenses
General expenses	1,272	1,427	1,289	1,408	5,396
Benefits to policyholders	292	260	271	288	1,111
Depreciation & Amortization	83	83	83	86	335
Interest expense	36	31	31	29	127
Unusual charges - World Trade Center	—	—	53	105	158
Total expenses	1,683	1,801	1,727	1,916	7,127

Income from continuing operations before provision for income tax and minority interest	80	55	124	49	308
Provision for income tax	32	21	47	21	121
Income from continuing operations before minority interest	48	34	77	28	187
Minority interest - 8.205% trust preferred capital securities	(10)	(10)	(10)	(10)	(40)
Income from continuing operations	38	24	67	18	147

Discontinued operations
Income (loss) from discontinued operations	(32)	9	9	15	1
Income tax provision (benefit)	(13)	4	4	6	1
Income (loss) from discontinued operations, net of tax	(19)	5	5	9	—

Net income	$19	$29	$72	$27	$147
Preferred stock dividends	(1)	—	(1)	(1)	(3)
Net income available for common stockholders	$18	$29	$71	$26	$144

Basic net income per share:
Income from continuing operations	$0.14	$0.09	$0.24	$0.07	$0.54
Discontinued operations	(0.07)	0.02	0.02	0.03	—
Net income	$0.07	$0.11	$0.26	$0.10	$0.54

Dilutive net income per share:
Income from continuing operations	$0.14	$0.09	$0.24	$0.07	$0.53
Discontinued operations	(0.07)	0.02	0.02	0.03	—
Net income	$0.07	$0.11	$0.26	$0.10	$0.53

Dilutive average common and common equivalent shares outstanding	267.9	270.2	275.4	276.9	272.4